UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2007

Encysive Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas		77081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-796-8822

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 24, 2007, Encysive Pharmaceuticals Inc. (the "Company") announced that data from a long-term study with sitaxsentan sodium 100 mg tablets (THELIN™) in patients with pulmonary arterial hypertension (PAH) was presented today at the annual meeting of the American College of Chest Physicians (CHEST), being held in Chicago from October 20 through the 25.

The open-label study explored sitaxsentan treatment in 74 PAH patients at six Canadian PAH centers. Patients were given sitaxsentan 100 mg once-daily and were followed for at least one year. A large portion of the 74 patients, 26 of them, or 35 percent, were treated with sitaxsentan after previously discontinuing treatment with bosentan (Tracleer®) due to limited efficacy or liver toxicity.

Estimated Kaplan-Meier survival in the study was 98 percent and 96 percent in PAH patients treated with sitaxsentan for one and two years, respectively. After one year of treatment, six-minute walk distance (6MWD) improved by 22 meters from a baseline of 363 meters. The World Health Organization (WHO) functional class improved by one class in 15 patients, and declined by one class in three patients. A total of 18 of 74 patients, or 24 percent, discontinued sitaxsentan treatment in the study, including five due to abnormal liver function tests, three due to death, eight due to worsening PAH, and two due to patient decision/noncompliance. Of the 74 patients, 46 patients (62 percent) remained on sitaxsentan treatment at 72 weeks. Clinical worsening was similar in patients previously treated with bosentan (19 percent) versus those not previously treated (17 percent).

Of the patients in the study, 46 percent were diagnosed with idiopathic PAH, 37 percent as PAH associated with a connective tissue disease, and 16 percent had congenital heart disease-associated PAH. The majority of patients were either functional class II (32 percent) or functional class III (60 percent) at the start of the study.

This current report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are decisions by the U.S. Food and Drug Administration regarding whether and when to approve our drug application for THELIN™ (sitaxsentan sodium), our ability to raise capital to fund cash requirements for future operations, timelines for initiating new trials and completing ongoing clinical trials for sitaxsentan sodium (THELIN™), our estimates of the sufficiency of our existing capital resources, as well as more specific risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encysive Pharmaceuticals Inc.

October 25, 2007	By:	/s/ Paul S. Manierre

Name: Paul S. Manierre
Title: Vice President, General Counsel and Secretary